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                                                   497(e)
                                                   File No. 2-85454


MANULIFE SERIES FUND, INC.


Supplement to Statement of Additional Information for Prospectus for Manulife Series Fund, Inc.
Dated May 1, 1995




This supplement updates certain information in the Prospectus.
Please read it and keep it with your Prospectus for future reference.

     On December 27, 1995, the Manager, Manufacturers Adviser Corporation, became a wholly-owned subsidiary of The Manufacturers Life Insurance Company of America. Both the Manager and The Manufacturers Life Insurance Company of America are indirect wholly-owned subsidiaries of The Manufacturers Life Insurance Company.


The date of this Supplement is December 27, 1995.